Exhibit 10.13

SUPPLEMENTAL TRUCKING SERVICES AGREEMENT

This Supplemental Trucking Services Agreement (this “Agreement”) dated effective July 1, 2011, is made between Tesoro Logistics Operations LLC (“TLO”) and Tesoro Refining and Marketing Company (“TRMC”). TRMC and TLO are parties to a Trucking Transportation Services Agreement dated effective April 26, 2011 (the “Trucking Agreement”), under which TLO provides services related to gathering and trucking of crude oil in Montana and North Dakota for TRMC (“Trucking Services”). The Trucking Agreement specifically covers truck transportation by truck of crude oil from production sites to receipt points on the Tesoro High Plains Pipeline Company LLC (“THPP”) pipeline system, but Paragraph 2(e) provides that TRMC may request that TLO gather, transport and deliver volumes of crude oil to other points, in which case, the Parties are to negotiate a mutually agreeable rate for such Trucking Services. TRMC has requested, and TLO has agreed, that in addition and supplemental to the Trucking Services specified in the Trucking Agreement, TLO shall provide gathering, trucking, scheduling and dispatch services to TRMC as set forth in the Schedule(s) attached hereto, as the same may be supplemented and amended. Therefore, TLO and TRMC agree that additional Trucking Services shall be provided in accordance with the terms set forth on the attached Schedule(s), at the rates set forth in each such schedule.
As additional Trucking Services are requested and mutually agreed upon, or as Trucking Services provided in a Schedule are no longer desired or are to be revised, then this Agreement may be supplemented by revising the Schedules to correspond to the Trucking Services to be provided at any particular time. All such supplemental Trucking Services shall be subject to the same terms as the Trucking Agreement, except to the extent set forth in an attached Schedule covering that service. In the event there is a material change in the cost to TLO of providing Trucking Services or other conditions affecting Trucking Services, the TRMC and TLO shall negotiate in good faith reasonable commercial terms to address such changes and shall amend the relevant Schedule(s) accordingly.
This Agreement shall be effective as of July 1, 2011 and shall continue for an initial term of one year, and from year to year thereafter until terminated by either Party on sixty days notice.
In Witness Whereof, we execute this Agreement effective as of July 1, 2011.
TESORO LOGISTICS OPERATIONS LLC

/s/ PHILLIP M. ANDERSON
By: Phillip M. Anderson
President

TESORO REFINING AND MARKETING COMPANY

By. /s/ RALPH J. GRIMMER
Ralph J. Grimmer
Vice President, Logistics

Schedule 1
To Supplemental Trucking Services Letter Agreement

Delivery of Crude Oil to Minot, ND Rail Loading Facility

1.
Scope: TLO shall gather crude oil from production facilities in North Dakota and Montana and deliver it by truck to a unit car rail loading facility at 502 5th street NE., Minot, North Dakota (the “Minot Rail Facility”).

2.	Rate: The rate for trucking services related to deliveries of crude oil to the Minot Rail Facility hereunder shall be $3.80 / bbl

3.
Commitment: There shall be no minimum volume commitment, provided that TLO may require that each cargo be of sufficient size to schedule a full truck delivery to the Minot Rail Facility. Volumes transported to the Minot Rail Facility shall be supplemental to the Minimum Volume Commitment in the Trucking Agreement and shall be credited towards the Minimum Volume Commitment.

4.	Term: Effective as of July 1 for an initial term of one month, and from month to month thereafter until terminated by either Party on 30 days notice.

5.	Special Provisions: None.

ACCEPTED AND AGREED:
TESORO LOGISTICS OPERATIONS LLC

/s/ PHILLIP M. ANDERSON
By: Phillip M. Anderson
President

TESORO REFINING AND MARKETING COMPANY

By. /s/ RALPH J. GRIMMER
Ralph J. Grimmer
Vice President, Logistics

Schedule 2
To Supplemental Trucking Services Letter Agreement

Delivery of Crude Oil to Dickinson, ND Rail Loading Facility

6.
Scope: TLO shall gather crude oil from production facilities in North Dakota and Montana and deliver it by truck to a EDOG unit car rail loading facility off of East Broadway in Dickinson, North Dakota (the “Dickinson Rail Facility”).

7.	Rate: The rate for trucking services related to deliveries of crude oil to the Dickinson Rail Facility hereunder shall be $2.76 / bbl.

8.
Commitment: There shall be no minimum volume commitment, provided that TLO may require that each cargo be of sufficient size to schedule a full truck delivery to the Dickinson Rail Facility. Volumes transported to the Dickinson Rail Facility shall be supplemental to the Minimum Volume Commitment in the Trucking Agreement and shall be credited towards the Minimum Volume Commitment.

9.	Term: Effective as of August 1, 2011 for an initial term of and from month to month thereafter until terminated by either Party on 30 days notice.

10.	Special Provisions: None.

ACCEPTED AND AGREED:
TESORO LOGISTICS OPERATIONS LLC

/s/ PHILLIP M. ANDERSON
By: Phillip M. Anderson
President

TESORO REFINING AND MARKETING COMPANY

By. /s/ RALPH J. GRIMMER
Ralph J. Grimmer
Vice President, Logistics

Schedule 3
To Supplemental Trucking Services Letter Agreement

Delivery of Crude Oil to Enbridge's Berthold, ND Truck Unloading Facility

11.
Scope: TLO shall gather crude oil from production facilities in North Dakota and Montana and deliver it by truck to an Enbridge Pipeline truck unloading facility in Berthold, North Dakota (the “Berthold Facility”).

12.	Rate: The rate for trucking services related to deliveries of crude oil to the Berthold Facility hereunder shall be $2.76 / bbl.

13.
Commitment: There shall be no minimum volume commitment, provided that TLO may require that each cargo be of sufficient size to schedule a full truck delivery to the Berthold Facility. Volumes transported to the Berthold Facility shall be supplemental to the Minimum Volume Commitment in the Trucking Agreement and shall be credited towards the Minimum Volume Commitment.

14.	Term: Effective as of September 1, 2011 for an initial term of one month, and from month to month thereafter until terminated by either Party on 30 days notice.

15.	Special Provisions: None.

ACCEPTED AND AGREED:
TESORO LOGISTICS OPERATIONS LLC

/s/ PHILLIP M. ANDERSON
By: Phillip M. Anderson
President

TESORO REFINING AND MARKETING COMPANY

By. /s/ RALPH J. GRIMMER
Ralph J. Grimmer
Vice President, Logistics

Schedule 4
To Supplemental Trucking Services Letter Agreement

Delivery of Crude Oil to Enserco's, Stark County, ND Truck Unloading Facility

16.
Scope: TLO shall gather crude oil from production facilities in North Dakota and Montana and deliver it by truck to an Enserco Truck unloading facility at the intersection of County roads 116 Avenue S.W. and 35 Street S.W., approximately 3 miles west of Dickinson in Stark County, North Dakota (the “Enserco Facility”).

17.	Rate: The rate for trucking services related to deliveries of crude oil to the Enserco Rail Facility hereunder shall be $2.76 / bbl.

18.
Commitment: There shall be no minimum volume commitment, provided that TLO may require that each cargo be of sufficient size to schedule a full truck delivery to the Enserco Rail Facility. Volumes transported to the Enserco Rail Facility shall be supplemental to the Minimum Volume Commitment in the Trucking Agreement and shall be credited towards the Minimum Volume Commitment.

19.	Term: Effective as of August 1, 2011 for an initial term of one month, and from month to month thereafter until terminated by either Party on 30 days notice.

20.	Special Provisions: None.

ACCEPTED AND AGREED:
TESORO LOGISTICS OPERATIONS LLC

/s/ PHILLIP M. ANDERSON
By: Phillip M. Anderson
President

TESORO REFINING AND MARKETING COMPANY

By. /s/ RALPH J. GRIMMER
Ralph J. Grimmer
Vice President, Logistics